                                             UAM Funds
                                             Funds for the Informed Investor(SM)



BHM&S Total Return Bond Portfolio
Annual Report                                                     April 30, 1999




                                                [LOGO OF UAM FUNDS APPEARS HERE]

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO
                                               APRIL 30, 1999
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................   9
Statement of Operations.....................................................  10
Statement of Changes in Net Assets..........................................  11
Financial Highlights........................................................  12
Notes to Financial Statements...............................................  14
Report of Independent Accountants...........................................  20

--------------------------------------------------------------------------------

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO
-------------------------------------------------------------------------------

June 3, 1999

Dear Shareholders:

The previous fiscal year began May 1, 1998, with the long Treasury bond at 5.95%. Dire predictions of a collapse in the U.S. economy soon followed as the financial crisis continued to successively infect economies and capital mar-kets around the globe. The feared "domino effect" in the world's economies be-gan with the July 1998 collapse in Thailand followed by concerns in the Asia and Latin America economies and finally shifting to the European markets. Treasuries were the beneficiary of the market turmoil as a flight to quality bid drove the Treasury bond to a yield of 4.72% on October 5, 1998.

The Federal Reserve stepped into action in September and October lowering the Fed Funds Rate three times to 4.75% which had the positive effect of easing concerns about global markets. Improved liquidity in the financial system led to the investment grade corporate and mortgage sectors to recover and outperform versus the Treasury issues during the second half of the fiscal year.

The Fed Funds Rate cut and continued economic strength at year-end 1998 in the domestic economy soon discounted the "global contagion slow-down theory." De-spite no reported evidence of inflationary pressures, the mere persistence of the strength in domestic employment and consumer spending plus the strong eq-uity markets was enough to raise concern among bond investors. The mounting pressures culminated in February's largest one month rise in interest rates during the 1990s! The long Treasury bond closed the fiscal year only 29 basis points lower at 5.66%.

The following table reviews Treasury rates from the short term to the long bond.

                                                      Treasury Interest Rates
                                                     --------------------------
Treasury                                             4/30/1998 4/30/1999 Change
--------                                             --------- --------- ------
3 Month.............................................   4.98      4.53    (0.45)
6 Month.............................................   5.22      4.64    (0.58)
2 Year..............................................   5.57      5.06    (0.51)
5 Year..............................................   5.64      5.21    (0.43)
10 Year.............................................   5.67      5.34    (0.33)
30 Year.............................................   5.95      5.66    (0.29)

Source: Bloomberg

We are a "bottom-up value manager" focused not on market timing but on secu-rity and sector selection. This process seeks to produce a yield in the port-folio higher than the market benchmark with returns that are less volatile. We believe that focus on the so-called "spread sectors" - investment grade corporates, mort-

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO
-------------------------------------------------------------------------------

gages, and asset-backed securities offer higher return potential. Current strategies combine to produce the portfolio comparisons to Lehman Aggregate Bond Index as shown below:

                                                           4/30/99
                                                            BHM&S      4/30/99
                                                         Total Return   Lehman
                                                             Bond     Aggregate
                                                          Portfolio   Bond Index
                                                         ------------ ----------
Superior Returns Below Average Volatility
Yield to Maturity.......................................       6.26%       6.08%
Current Yield...........................................       6.56%       6.56%
Quality.................................................         AA         AAA
Average Maturity........................................   7.0 Yrs.    8.9 Yrs.
Modified Duration.......................................   4.8 Yrs.    5.4 Yrs.
Sectors*
U.S. Treasury/Agency....................................       18.3%       45.1%
Mortgage-Backed.........................................       23.2%       31.5%
Asset-Backed............................................        1.9%        1.2%
Industrial..............................................       22.4%        8.2%
Utility.................................................        3.3%        3.2%
Finance.................................................       27.5%        6.8%
Yankee..................................................        1.6%        4.0%
Cash and Other..........................................        1.8%        N/A

-----------
* Sector percentages are based on net assets.

BHM&S BOND INVESTMENT STRATEGIES

 .Corporates:
Improving credit fundamentals, higher equity valuations, and seasonal factors contributed to the narrowing of yield spreads in the second half of the fiscal year. Spreads compressed despite the supply of investment grade corporate bond offerings during the first quarter of 1999 totaling $95.2 billion, surpassing the first quarter of 1998 totals of $76.8 billion.

 .Mortgages:
Rising rates masked an overall decline in volatility. Lehman reports the vola-tility of the U.S. ten-year note declined from 19.3% at year-end to 14.1% at the end of March 1999. Mortgage pass-through securities are the natural bene-ficiary of lower volatility. With mortgage rates marginally higher over the course of the quarter, prepayment fears were reduced resulting in tighter spreads. The bottom-line for

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UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO
-------------------------------------------------------------------------------

performance saw the mortgage sector producing the best relative and nominal returns for the quarter.

 .Asset-Backed Securities:
Asset-Backed Securities (ABS) enjoyed the yield spread compression. Home Eq-uity Loans, Manufactured Housing, Autos, Credit Cards, and Utility issues within the ABS sector are listed in performance order for the quarter ended March 1999. BHM&S trimmed Manufactured Housing during the period as the backup in interest rates provided an opportunity.

Investment Performance:
The Portfolio has two separate classes of shares, Institutional Class Shares ("Institutional Shares") and Institutional Service Class Shares ("Service Shares"). For the fiscal year ending April 30, 1999, the total return, encom-passing both price change and income, for the Institutional Shares was 4.61% and the return of the Service Shares was 4.45% compared to the Lehman Aggre-gate Bond Index return of 6.27%.

Since inception on November 1, 1995 through April 30, 1999, the Institutional Shares average annualized total return is 6.12% and the return of the Service Shares is 5.87% compared to the Lehman Aggregate Bond Index return of 6.97%. The shortfall in performance for both classes of shares compared to the market index is explained by fund expenses that are not included in the market index's return.

We hope this review answers your questions regarding the Portfolio's manage-ment.

Barrow, Hanley, Mewhinney & Strauss, Inc.

    The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. A
     Portfolio's performance assumes the reinvestment of all dividends and distributions.

   There are no assurances that a Portfolio will meet its stated objectives.

 The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 A Portfolio's holdings are subject to change because it is actively managed.

   Portfolio changes should not be considered recommendations for action by individual investors.

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UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO
-------------------------------------------------------------------------------

                     Definition of the Comparative Indices
                     -------------------------------------
Lehman Aggregate Bond Index is an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mort-gage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. government issues and $25 million for others.

Lehman Corporate Bond Index is an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also in-cluded are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, mu-nicipalities, or governmental agencies, or international agencies.

Lehman Government Bond Index is an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Lehman Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. government).

Lehman Government/Corporate Index is an unmanaged fixed income market value-weighted index that combines the Lehman Government and Lehman Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. gov-ernment issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

Lehman Mortgage-Backed Securities Index is an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Asso-ciation (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).
   The comparative indices assume reinvestment of dividends and, unlike the Portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.
      Please note that one cannot invest directly in an unmanaged index.

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--------------------------------------------------------------------------------

                                                            [CHART APPEARS HERE]
Growth of a $10,000 Investment+
------------------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURN**
                    FOR PERIOD ENDED APRIL 30, 1999
------------------------------------------------------------------------------
Institutional Class Shares             Institutional Service Class Shares+
------------------------------------------------------------------------------
1 YEAR           Since 11/1/95*         1 YEAR        Since 11/1/95
------------------------------------------------------------------------------
 4.61%              6.12%                4.45%            5.87%
------------------------------------------------------------------------------
                 BHM&S Total Return            Lehman Aggregate
                  Bond Portfolio                  Bond Index
                  --------------                  ----------
11/1/95             $10,000                         $10,000
1996
1997
1998
1999                 12,312                          12,657
*  Beginning of Operations. Index comparisons being on 10/31/95.
** If the Adviser and/or Portfolio service providers had not limited certain expenses, the Portfolio's total return would have been lower.
 + The graph presents the performance of the Institutional Class shares. The performance of the Institutional Service Class shares will vary based upon fees (including 12b-1 fees) assessed to that class.
The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The comparative index assumes reinvestment of dividends and, unlike the Portfolio's returns, does not reflect any fees or expense. If such fees were reflected in the comparative index's return, the performance would have been lower.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO
                                               APRIL 30, 1999
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
CORPORATE BONDS & NOTES - 53.2%

                                                          Face
                                                         Amount       Value+
                                                       ----------- ------------

BANKS - 7.8%
 AmSouth Bancorp, 6.125%, 03/01/09.................... $   130,000 $    125,912
 Chase Manhattan Corp., 8.625%, 05/01/02..............     400,000      429,540
 NationsBank Corp. Senior Notes, 7.00%, 09/15/01......     500,000      514,605
 National City Corp., 6.875%, 05/15/19................      85,000       84,132
                                                                   ------------
                                                                      1,154,189
                                                                   ------------

ENERGY - 3.3%
 Louis Dreyfus Natural Gas Corp., 6.875%, 12/01/07....     540,000      492,075
                                                                   ------------

FINANCIAL SERVICES - 19.7%
 AT&T Capital Corp., 5.86%, 04/26/02..................     300,000      298,125
 Avco Financial Services, Inc., 6.00%, 08/15/02.......     300,000      299,638
 Citigroup Inc., 5.80%, 03/15/04......................     175,000      173,434
 Countrywide Home Loans, Inc., Series F, 6.38%,
  10/08/02............................................     400,000      402,848
 Ford Motor Credit Corp., 6.125%, 04/28/03............     345,000      346,808
 General Motors Acceptance Corp., 5.91%, 03/11/02.....     450,000      450,327
 #Newcourt Credit Group, Inc., 6.875%, 02/16/05.......     205,000      209,881
 Sprint Capital Corp., 6.90%, 05/01/19................     190,000      186,690
 Travelers Property Casualty Corp., 6.75%, 04/15/01...     549,000      559,579
                                                                   ------------
                                                                      2,927,330
                                                                   ------------

INDUSTRIAL - 19.2%
 Conoco Inc., 6.95%, 04/15/29.........................     130,000      127,070
 EOP Operating L.P., 6.376%, 02/15/02.................     420,000      418,232
 IKON Office Solutions, Inc., 6.75%, 12/01/25.........     160,000      128,718
 May Department Stores Co., 7.625%, 08/15/13..........     350,000      388,668
 Occidental Petroleum Corp.
  6.40%, 04/01/03.....................................     240,000      236,784
  6.50%, 04/01/05.....................................     210,000      205,311
 Paramount Communications, Inc., 8.25%, 08/01/22......     275,000      289,933
 Service Corp. International, 6.00%, 12/15/05.........     200,000      189,376
 Temple-Inland Inc., 6.75%, 03/01/09..................     105,000      103,106
 U.S. Filter Corp., 6.50%, 05/15/03...................     780,000      774,712
                                                                   ------------
                                                                      2,861,910
                                                                   ------------

MANUFACTURING - 0.9%
 Dana Corp., 6.25%, 03/01/04..........................     140,000      139,731
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO
                                               APRIL 30, 1999
--------------------------------------------------------------------------------


CORPORATE BONDS & NOTES - continued

                                                        Face
                                                       Amount       Value+
                                                     ----------- ------------

TECHNOLOGY - 2.3%
 Raytheon Co., 7.00%, 11/01/28...................... $   340,000 $    340,025
                                                                 ------------
 TOTAL CORPORATE BONDS & NOTES (Cost $7,929,224)................    7,915,260
                                                                 ------------

U.S. GOVERNMENT SECURITIES - 18.3%
U.S. TREASURY BONDS - 4.6%
 10.75%, 02/15/03...................................     315,000      372,831
 8.125%, 08/15/19...................................     250,000      314,297
                                                                 ------------
                                                                      687,128
                                                                 ------------
U.S. TREASURY NOTES - 13.7%
 6.25%, 08/31/02....................................     300,000      309,423
 6.625%, 05/15/07...................................   1,365,000    1,469,935
 6.125%, 11/15/27...................................     245,000      253,614
                                                                 ------------
                                                                    2,032,972
                                                                 ------------
 TOTAL U.S. GOVERNMENT SECURITIES (Cost $2,781,174).............    2,720,100
                                                                 ------------

AGENCY SECURITIES - 23.2%
FEDERAL HOME LOAN MORTGAGE CORP. - 15.3%
 Gold May TBA 6.00%, 05/01/14.......................   1,200,000    1,190,244
 May TBA 6.50%, 05/01/29............................   1,100,000    1,093,807
                                                                 ------------
                                                                    2,284,051
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.5%
 Pool #303972, 7.00%, 07/01/03......................      75,819       76,412
                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 7.4%
 May TBA, 6.50%, 05/15/29...........................   1,100,000    1,093,469
                                                                 ------------
 TOTAL AGENCY SECURITIES (Cost $3,472,620)......................    3,453,932
                                                                 ------------

ASSET-BACKED SECURITIES - 1.9%
 Green Tree Financial Corp., Series 1997-2, Class A4
  6.66%, 06/15/28
  (Cost $290,716)...................................     289,359      290,534
                                                                 ------------

FOREIGN GOVERNMENT BONDS - 1.6%
 Province of Quebec, Global Bond, 5.75%, 02/15/09
  (Cost $240,869)...................................     250,000      241,380
                                                                 ------------

The accompanying notes are an integral part of the financial statements.

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                                              APRIL 30, 1999
-------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS - 23.5%

                                                           Face
                                                          Amount      Value+
                                                        ----------- -----------

DISCOUNT NOTE - 10.1%
 U.S. Treasury Bill, 4.40%, 05/20/99...................  $1,500,000 $ 1,496,925
                                                                    -----------

REPURCHASE AGREEMENT - 13.4%

 Chase Securities, Inc. 4.87%, dated 04/30/99, due
  05/03/99, to be repurchased at $1,994,809,
  collateralized by $1,844,036 of various U.S. Treasury
  Notes, 5.50%-7.00% due 5/15/06-5/15/08, valued at
  $1,995,051............................................ 1,994,000   1,994,000
                                                                   -----------
 TOTAL SHORT-TERM INVESTMENTS (Cost $3,490,651).........             3,490,925
                                                                   -----------
 TOTAL INVESTMENTS - 121.7% (Cost $18,205,254) (a)......            18,112,131
                                                                   -----------
 OTHER ASSETS AND LIABILITIES (NET) - (21.7)%...........            (3,229,039)
                                                                   -----------
 NET ASSETS - 100%......................................           $14,883,092
                                                                   ===========

+   See Note A to Financial Statements
#   144A Security - Certain conditions for public resale may exist.
TBA - Security is subject to delayed delivery.
(a) The cost for federal income tax purposes was $18,264,200. At April 30, 1999, net unrealized depreciation for all securities based on tax cost was $152,069. This consisted of aggregate gross unrealized appreciation for all securities of $76,469 and aggregate unrealized depreciation for all securities of $228,538.
The accompanying notes are an integral part of the financial statements.

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                                               APRIL 30, 1999
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost.............................................  $18,205,254
                                                                   ===========
Investments, at Value (Including a Repurchase Agreement valued at
 $1,994,000) - Note A............................................  $18,112,131
Cash.............................................................          940
Interest Receivable..............................................      191,902
Receivable for Portfolio Shares Sold.............................       23,364
Receivable for Investments Sold..................................      272,499
Other Assets.....................................................          237
                                                                   -----------
 Total Assets....................................................   18,601,073
                                                                   -----------
Liabilities
Payable for Investments Purchased................................    3,670,704
Payable for Portfolio Shares Redeemed............................        2,038
Payable for Investment Advisory Fees - Note B....................        4,327
Payable for Administrative Fees - Note C.........................       10,320
Payable for Custodian Fees - Note D..............................        1,054
Payable for Distribution and Service Fees - Note E...............        5,550
Payable for Trustees' Fees - Note G..............................          648
Other Liabilities................................................       23,340
                                                                   -----------
 Total Liabilities...............................................    3,717,981
                                                                   -----------
Net Assets.......................................................  $14,883,092
                                                                   ===========
Net Assets Consist of:
Paid in Capital..................................................  $14,919,521
Undistributed Net Investment Income..............................       18,168
Accumulated Net Realized Gain....................................       38,526
Unrealized Depreciation..........................................      (93,123)
                                                                   -----------
Net Assets.......................................................  $14,883,092
                                                                   ===========
Institutional Class Shares
Net Assets.......................................................  $ 3,788,154
                                                                   ===========
Net Asset Value, Offering and Redemption Price Per Share 391,212
 shares outstanding (unlimited authorization, no par value)......        $9.68
                                                                         =====
Institutional Service Class Shares
Net Assets.......................................................  $11,094,938
                                                                   ===========
Net Asset Value, Offering and Redemption Price Per Share
 1,148,030 shares outstanding (unlimited authorization, no par
 value)..........................................................        $9.66
                                                                         =====

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO
                                               FOR THE YEAR ENDED APRIL 30, 1999
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Interest............................................................ $1,702,175
                                                                     ----------
Expenses
Administrative Fees - Note C........................................    121,035
Investment Advisory Fees - Note B...................................     92,760
Distribution and Service Fees - Note E..............................     40,540
Printing Fees.......................................................     32,973
Account Services Fees - Note F......................................     24,957
Filing and Registration Fees........................................     23,697
Audit Fees..........................................................     15,750
Custodian Fees - Note D.............................................      8,848
Legal Fees..........................................................      7,849
Interest Expense on Loans-Note I....................................      3,630
Trustees' Fees - Note G.............................................      2,823
Other Expenses......................................................      6,745
Account Service Fees Waived - Note F................................    (24,957)
Investment Advisory Fees Waived - Note B............................    (12,526)
                                                                     ----------
 Net Expenses Before Expense Offset.................................    344,124
Expense Offset - Note A.............................................       (569)
                                                                     ----------
 Net Expenses After Expense Offset..................................    343,555
                                                                     ----------
Net Investment Income...............................................  1,358,620
                                                                     ----------
Net Realized Gain on Investments....................................    725,615
Net Change in Unrealized Appreciation/Depreciation on Investments...   (359,308)
                                                                     ----------
Net Gain on Investments.............................................    366,307
                                                                     ----------
Net Increase in Net Assets Resulting From Operations................ $1,724,927
                                                                     ==========

The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                      Years Ended April 30,
                                                        1999          1998
                                                    ------------  ------------
Increase (Decrease) In Net Assets
Operations:
 Net Investment Income............................. $  1,358,620  $  1,708,499
 Net Realized Gain.................................      725,615       719,181
 Net Change in Unrealized
  Appreciation/Depreciation........................     (359,308)      340,239
                                                    ------------  ------------
 Net Increase in Net Assets Resulting From
  Operations.......................................    1,724,927     2,767,919
                                                    ------------  ------------
Distributions:
Net Investment Income:
 Institutional Class...............................     (539,180)     (928,980)
 Institutional Service Class.......................   (1,022,791)     (671,335)
Net Realized Gain:
 Institutional Class...............................     (207,525)      (76,247)
 Institutional Service Class.......................   (1,024,112)      (58,332)
                                                    ------------  ------------
 Total Distributions...............................   (2,793,608)   (1,734,894)
                                                    ------------  ------------
Capital Share Transactions (Note J):
Institutional Class:
 Issued............................................    2,150,226    16,743,202
 In Lieu of Cash Distributions.....................      746,706     1,005,227
 Redeemed..........................................  (19,188,556)  (11,553,123)
                                                    ------------  ------------
 Net Increase (Decrease) from Institutional Class
  Shares...........................................  (16,291,624)    6,195,306
                                                    ------------  ------------
Institutional Service Class:
 Issued............................................   11,852,871    14,982,887
 In Lieu of Cash Distributions.....................    2,046,903       722,074
 Redeemed..........................................  (17,314,494)   (4,382,135)
                                                    ------------  ------------
 Net Increase (Decrease) from Institutional Service
  Class Shares.....................................   (3,414,720)   11,322,826
                                                    ------------  ------------
 Net Increase (Decrease) from Capital Share
  Transactions.....................................  (19,706,344)   17,518,132
                                                    ------------  ------------
 Total Increase (Decrease).........................  (20,775,025)   18,551,157
Net Assets:
 Beginning of Year.................................   35,658,117    17,106,960
                                                    ------------  ------------
 End of Year (including undistributed net
  investment income of $18,168 and $230,556,
  respectively).................................... $ 14,883,092  $ 35,658,117
                                                    ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period

                                             Institutional Class
                                   ---------------------------------------------
                                                                  November 1,
                                   Years Ended April 30,           1995*** to
                                   1999++     1998++   1997++   April 30, 1996++
                                   ------     -------  -------  ----------------
Net Asset Value, Beginning of
 Period..........................  $10.36     $  9.96  $  9.85       $10.00
                                   ------     -------  -------       ------
Income From Investment Operations
 Net Investment Income...........    0.56        0.58     0.60         0.28
 Net Realized and Unrealized Gain
  (Loss) on Investments..........   (0.08)+++    0.41     0.05        (0.27)
                                   ------     -------  -------       ------
 Total from Investment
  Operations.....................    0.48        0.99     0.65         0.01
                                   ------     -------  -------       ------
Distributions
 Net Investment Income...........   (0.63)      (0.55)   (0.54)       (0.16)
 Net Realized Gain...............   (0.53)      (0.04)     --           --
                                   ------     -------  -------       ------
 Total Distributions.............   (1.16)      (0.59)   (0.54)       (0.16)
                                   ------     -------  -------       ------
Net Asset Value, End of Period...  $ 9.68     $ 10.36  $  9.96       $ 9.85
                                   ======     =======  =======       ======
Total Return+....................    4.61%      10.16%    6.75%        0.08%**
                                   ======     =======  =======       ======
Ratios and Supplemental Data
Net Assets, End of Period
 (Thousands).....................  $3,788     $19,927  $13,062       $2,445
Ratio of Expenses to Average Net
 Assets..........................    1.07%       0.68%    0.57%        0.61%*
Ratio of Net Investment Income to
 Average Net Assets..............    5.29%       5.69%    6.01%        5.53%*
Portfolio Turnover Rate..........     196%        210%     151%          55%
Ratio of Voluntarily Waived Fees
 and Expenses Assumed by the
 Adviser to Average Net Assets...    0.12%       0.52%    1.16%        4.63%*
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets.........................    1.07%       0.68%    0.55%        0.55%*

  * Annualized.
 ** Not Annualized.
*** Commencement of Operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
 ++ Per share amounts are based on average outstanding shares.
+++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period

                                         Institutional Service Class
                                   ---------------------------------------------
                                                                  November 1,
                                   Years Ended April 30,           1995*** to
                                   1999++      1998++   1997++  April 30, 1996++
                                   -------     -------  ------  ----------------
Net Asset Value, Beginning of
 Period..........................  $ 10.34     $  9.95  $ 9.84       $10.00
                                   -------     -------  ------       ------
Income From Investment Operations
 Net Investment Income...........     0.51        0.56    0.57         0.27
 Net Realized and Unrealized Gain
  (Loss) on Investments..........    (0.05)+++    0.40    0.05        (0.27)
                                   -------     -------  ------       ------
 Total from Investment
  Operations.....................     0.46        0.96    0.62          --
                                   -------     -------  ------       ------
Distributions
 Net Investment Income...........    (0.61)      (0.53)  (0.51)       (0.16)
 Net Realized Gain...............    (0.53)      (0.04)    --           --
                                   -------     -------  ------       ------
 Total Distributions.............    (1.14)      (0.57)  (0.51)       (0.16)
                                   -------     -------  ------       ------
Net Asset Value, End of Period...  $  9.66     $ 10.34  $ 9.95       $ 9.84
                                   =======     =======  ======       ======
Total Return+....................     4.45%       9.85%   6.47%       (0.07)%**
                                   =======     =======  ======       ======
Ratios and Supplemental Data
Net Assets, End of Period
 (Thousands).....................  $11,095     $15,732  $4,045       $2,871
Ratio of Expenses to Average Net
 Assets..........................     1.44%       0.95%   0.82%        0.83%*
Ratio of Net Investment Income to
 Average Net Assets..............     4.79%       5.42%   5.76%        5.44%*
Portfolio Turnover Rate..........      196%        210%    151%          55%
Ratio of Voluntarily Waived Fees
 and Expenses Assumed by the
 Adviser to Average Net Assets...     0.16%       0.45%   1.43%        3.99%*
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets.........................     1.44%       0.94%   0.80%        0.80%*

  * Annualized.
 ** Not Annualized.
*** Commencement of Operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
 ++ Per share amounts are based on average outstanding shares.
+++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The BHM&S Total Return Bond Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 1999, the UAM Funds were composed of 44 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio cur-rently offers two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Both classes of shares have identical voting rights (except Institutional Service Class share-holders have exclusive voting rights with respect to matters relating to dis-tribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to provide a maximum long term total return consistent with reasonable risk to principal by investing in in-vestment grade fixed income securities of varying maturities.

  A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. Security Valuation: Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses in-formation with respect to transactions in fixed income securities, quota-tions from dealers, market transactions in comparable securities and vari-ous relationships between securities in determining value. Short-term in-vestments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are read-ily available is determined in good faith at fair value following proce-dures approved by the Board of Trustees.

    2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. Repurchase Agreements: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the prin-

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO
-------------------------------------------------------------------------------

  cipal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the ad-equacy of the collateral. In the event of default on the obligation to re-purchase, the Portfolio has the right to liquidate the collateral and ap-ply the proceeds in satisfaction of the obligation. In the event of de-fault or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. Distributions to Shareholders: The Portfolio will distribute substan-tially all of its net investment income quarterly. Any realized net capi-tal gains will be distributed at least annually. All distributions are re-corded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments for paydown gains or losses and the timing of the recognition of gains or losses on investments.

    Permanent book and tax basis differences resulted in reclassifications for the year ended April 30, 1999, as follows: an increase in accumulated net realized gain of $9,037, and a decrease in undistributed net invest-ment income of $9,037.

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the ef-fective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are appor-tioned among the portfolios of the UAM

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO
-------------------------------------------------------------------------------

  Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

  B. Investment Advisory Services: Under the terms of an investment advisory agreement, Barrow, Hanley, Mewhinney, & Strauss, Inc. (the "Adviser"), a sub-sidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.35% of average daily net assets for the month. Prior to January 1, 1999 the Adviser had voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from ex-ceeding 0.90% and 1.15% of average daily net assets of the Portfolio's Insti-tutional Class Shares and Service Class Shares, respectively. Effective Janu-ary 1, 1999 the Adviser is no longer waiving any fees or assuming any other expenses of the Portfolio.

  C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the Portfolio un-der a Fund Administration Agreement (the "Agreement"). The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including administrative, fund account-ing, dividend disbursing, shareholder servicing and transfer agent services.

Pursuant to the Agreement, the Portfolio pays the Administrator a two part monthly fee:
  --a Portfolio-specific monthly fee of 0.04% per annum of the average daily net assets of the Portfolio which is retained by the Administrator.
  --a sub-administration fee (the "Sub-Administration Fee") which the Admin-istrator in turn pays to CGFSC on a monthly basis. Until October 23, 1998 the Sub-Administration Fee was calculated on the combined aggregate net assets of the funds administered by UAM at the following rates:
    0.19% of the first $200 million; plus 0.11% of the next $800 million; plus 0.07% of the next $2 billion; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The Sub-Administration Fee was allo-cated among the portfolios of the UAM Funds on the basis of their rela-tive net assets and was subject to a graduated minimum fee schedule per portfolio, which

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

    increased from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increased to $90,000 over the same period.

  Effective October 23, 1998, the Mutual Funds Service Agreement with CGFSC was revised to exclude dividend disbursing, shareholder servicing and transfer agent services. Pursuant to the revised Mutual Funds Service Agreement, the Sub-Administration Fee paid by the Portfolio to the Administrator and in turn paid to CGFSC is calculated at the annual rate of no more than $52,500 for the first operational share class; $7,500 for each additional operational share class; plus 0.039% of its pro rata share of the combined average net assets of the UAM Funds.

  For the year ended April 30, 1999, UAM Funds Services, Inc. earned $121,035 from the Portfolio as Administrator of which $87,433 was paid to CGFSC for its services.

  Effective October 23, 1998, dividend disbursing and transfer agent services were sub-contracted to DST Systems, Inc., and shareholder servicing has been sub-contracted to UAM Shareholder Service Center, Inc., an affiliate of UAM. The Portfolio pays dividend disbursing, transfer agent and shareholder servic-ing fees to the Administrator who in turn pays them to DST Systems, Inc. and UAM Shareholder Service Center, Inc., as appropriate. For the year ended April 30 1999, the Portfolio incurred $5,686 in shareholder servicing fees with the UAM Shareholder Service Center, Inc. This fee is based on the number of classes and shareholder accounts.

  Effective April 15, 1999, in exchange for certain administrative services, the Portfolio pays the Administrator an annual base fee, which is retained by the Administrator, calculated at the annual rate equal to $14,500 for the first operational share class and $3,000 for each additional class.

  D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's as-sets and the assets are held in accordance with the custodian agreement.

  E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  The Portfolio has adopted Distribution and Service Plans (the "Plans") on be-half of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Service Class Shares may not incur distribution and service fees which exceed an annual rate of 0.75% of the net assets

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO
-------------------------------------------------------------------------------

of that class, however, the Board has currently limited aggregate payments un-der the Plans to 0.50% per annum of the Portfolio's net assets. The Portfo-lio's Service Class Shares are not currently making payments for distribution fees, however the Portfolio does pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents.

  F. Account Services: Through January 1, 1999, the UAM Funds had contracted with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM, to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provided participant recordkeeping. Pursuant to the terms of the agreement, the Service Provider was entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provided services. The Service Provider had voluntarily agreed to waive a portion of its fees in or-der to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.90% and 1.15% of average daily net assets of the Portfolio's Institutional Class Shares and Service Class Shares, respectively. The agreement was terminated effective January 1, 1999.

  G. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the ac-tive portfolios of UAM Funds, plus a quarterly retainer of $150 for each ac-tive portfolio of the UAM Funds.

  H. Purchases and Sales: For the year ended April 30, 1999, the Portfolio made purchases of $13,760,284 and sales of $26,316,816 of investment securi-ties other than long-term U.S. Government and short-term securities. Purchases and sales of long-term U.S. Government securities were $36,798,961 and $44,017,106, respectively.

  I. Line of Credit: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quar-ter, is accrued by each participating Portfolio based on its average daily un-used portion of the line of credit.

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO
-------------------------------------------------------------------------------


  As of April 30, 1999, information regarding the borrowings were as follows:

   Loans Outstanding as of        Average Debt Outstanding              Average
       April 30, 1999                 During the Year                Interest Rate
   -----------------------        ------------------------           -------------
               0                          $56,164                        6.375%

  J. Capital Share Transactions: Transactions in capital shares for the Port-folio, by class, were as follows:

                                Institutional Class    Institutional Service
                                      Shares                Class Shares
                               ----------------------  -----------------------
                               Years Ended April 30,   Years Ended April 30,
                                  1999        1998        1999         1998
                               ----------  ----------  -----------  ----------
Shares Issued.................    205,049   1,644,535    1,163,052   1,470,225
In Lieu of Cash
 Distributions................     73,191      98,356      204,414      70,652
Shares Redeemed............... (1,810,259) (1,130,795)  (1,740,755)   (426,221)
                               ----------  ----------  -----------  ----------
Net Increase (Decrease) from
 Capital Share
 Transactions................. (1,532,019)    612,096     (373,289)  1,114,656
                               ==========  ==========  ===========  ==========

  K. Other: At April 30, 1999, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each class of shares was as follows:

                                                                         %
                                                          No. of    Ownership of
                                                       Shareholders Share Class
                                                       ------------ ------------
   Institutional Class Shares.........................       1          100%
   Service Class Shares...............................       3           79%

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
BHM&S Total Return Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the BHM&S Total Return Bond Port-folio (the "Portfolio"), a Portfolio of the UAM Funds Trust, at April 30, 1999 and the results of its operations, the changes in its net assets and the fi-nancial highlights for the periods indicated in conformity with generally ac-cepted accounting principles. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibil-ity of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by corre-spondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers llp

Boston, Massachusetts
June 18, 1999

UAM FUNDS                                     BHM&S TOTAL RETURN BOND PORTFOLIO
-------------------------------------------------------------------------------


Federal Income Tax Information: (Unaudited)
BHM&S Total Return Bond Portfolio hereby designates approximately $173,602 as a 20% long-term capital gain dividends for the purpose of the dividend paid deduction on their federal income tax returns.

The percentage of income earned from direct treasury obligations was 25.34% for the BHM&S Total Return Bond Portfolio.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

Officers and Trustees

Norton H. Reamer                        William H. Park
Trustee, President and Chairman         Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Trustee                                 Secretary


Nancy J. Dunn                           Gary L. French
Trustee                                 Treasurer


Philip D. English                       Robert R. Flaherty
Trustee                                 Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Trustee                                 Assistant Treasurer


James P. Pappas                         Michelle Azrialy
Trustee                                 Assistant Secretary

Peter M. Whitman, Jr.
Trustee
--------------------------------------------------------------------------------

UAM Funds
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Barrow, Hanley, Mewhinney & Strauss, Inc.
3232 McKinney Avenue, 15th Floor
Dallas, TX 75204

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110
                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.